1 Q2 2022 EARNINGS CONFERENCE CALL MICHAEL HAYFORD, CEO OWEN SULLIVAN, PRESIDENT & COO TIM OLIVER, CFO July 27, 2022

2 FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain “forward- looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “expect,” “anticipate,” “outlook,” “intend,” “plan,” “confident,” “believe,” “will,” “should,” “would,” “potential,” “positioning,” “proposed,” “objective,” “could,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to NCR’s plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in these materials include, without limitation, statements regarding: NCR’s focus on advancing our strategic growth initiatives and transforming NCR into a software-led as-a-service company with a higher mix of recurring revenue streams; our expectations of NCR's ability to deliver increased value to customers and stockholders; various macroeconomic challenges that may impact our financial performance in 2022; our expectations and assumptions regarding NCR's full year 2022 financial performance; expectations to leverage our software and payments platform to increase share of wallet; our focus on operational excellence; managing supply chain challenges; expectations regarding our evolution to a lean factory model by outsourcing manufacturing; and our strategic review to evaluate strategic alternatives to enhance shareholder value and the possible outcomes of such strategic review. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of NCR’s control. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1A “Risk Factors” of NCR’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) on February 25, 2022 and those factors detailed from time to time in NCR’s other SEC reports including quarterly reports on Form 10-Q and current reports on Form 8-K. These materials are dated July  27, 2022, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. NOTES TO INVESTORS

3 NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, comments made during this conference call and in these materials will include or make reference to certain "non- GAAP" measures, including: selected measures, such as period-over-period revenue growth; gross margin rate (non-GAAP); diluted earnings per share (non-GAAP); free cash flow; gross margin (non-GAAP); net debt; adjusted EBITDA; the ratio of net debt to adjusted EBITDA; operating income (non-GAAP); interest and other expense (non-GAAP); income tax expense (non-GAAP); effective income tax rate (non-GAAP); and net income (non-GAAP). These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non-GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. CHANGE IN REPORTABLE SEGMENTS. Effective January 1, 2022, the Company realigned its reportable segments to correspond with changes to its operating model, management structure and organizational responsibilities. The reportable segments effective January 1, 2022 include: Payments & Network, Digital Banking, Self-Service Banking, Retail, and Hospitality. Additionally, effective January 1, 2022, the Company manages Corporate & Other, which includes income and expense that are not specifically attributable to an individual reportable segment along with any immaterial operating segment(s). Eliminations includes revenues from contracts with customers and the related costs that are reported in the Payments & Network segment as well as in the Retail or Hospitality segments, including merchant acquiring services that are monetized via payments. USE OF CERTAIN TERMS. As used in these materials: (i) the term "recurring revenue" includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, cloud revenue, payment processing revenue, interchange and network revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights. (ii) the term "annual recurring revenue" or "ARR" is recurring revenue, excluding software license sold as a subscription, for the last three months times four, plus the rolling four quarters for term-based software license arrangements that include customer termination rights. (iii) the term "CC" means constant currency. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. NOTES TO INVESTORS

4 OVERVIEW Strong execution Revenue up 23% CC Y/Y; Recurring revenue up 35% CC Adjusted EBITDA growth of 26% CC Y/Y Adjusted EBITDA margin 17.0%; Up 250 bps from Q1 '22 Managing supply chain challenges

5 BUSINESS UPDATE Board-led strategic review is ongoing Outsourced Budapest manufacturing facility Retail - Gaining traction in NCR EmeraldTM Hospitality - Strong growth in payment sites Digital Banking – Winning in the market Payments - Solid year over year growth Self-Service Banking - Momentum in ATMaaS

6 Adjusted EBITDA up 21% y/y as reported and up 26% CC Non-GAAP diluted EPS up 15% as reported and up 29% CC; FX impact $(0.07) Solid results given near-term investment in working capital Total Revenue/Recurring Adjusted EBITDA Non-GAAP Diluted EPS Free Cash Flow Revenue up 19% y/y as reported and up 23% CC; Recurring revenue up 31% y/y and up 35% CC Q2 2022 FINANCIAL RESULTS $ in millions, except for EPS $1,677 $281 $142 $1,866 $271 $0.62 $0.33 $(10) $— $1,997 $339 $0.71 $929 $1,179 $1,217

7 $ in millions PAYMENTS & NETWORK Revenue Adjusted EBITDA $54 Endpoints (in thousands) Transactions (in millions) ARR Up 25% y/y Flat y/y Up 535% y/y Key Metrics $299 18 $98 $19 572 573 $208 $1,320 103 124 $332 $97 532 $1,187129 95 $67 515% y/y 411% y/y

8 $ in millions DIGITAL BANKING Revenue Adjusted EBITDA $129 Active Users ARR Down 5% y/y Up 2% y/y Key Metrics $136 $56$55 19.0M 18.1M $466 $477 $131 $56 18.1M $460 17.1M $420 Registered Users Down 2% y/y 26.2M 25.6M 25.3M 23.7M 2% y/y 2% y/y

9 $ in millions, except units and percentages SELF-SERVICE BANKING Revenue Adjusted EBITDA $645 Software & Services Revenue Mix ATMaaS Units ARR Flat y/y Up 3% y/y Up 3% y/y Key Metrics $611 64% $112 $140 4,326 4,438 $1,366 $1,390 67% 72% $679 $142 4,454 $1,411 67% 328 $1,228 1% y/y 5% y/y

10 $ in millions, except platform lanes RETAIL Revenue Adjusted EBITDA Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 $0 $70 $140 SCO RevenuePlatform Lanes ARR Up 1% y/y Key Metrics Flat y/yUp 594% y/y $562 $546 $121 $67 5,146 35,700 $1,019 $1,021 $242 $273 $562 $104 $1,021 26,670 $277 $192 3,154 $897 (14)% y/y —% y/y

11 $ in millions, except site counts HOSPITALITY Revenue Adjusted EBITDA Platform Sites ARR Up 39% y/y Up 15% y/y Key Metrics $215 $211 $39 $41 20,204 26,171 $443 $486 $238 $46 $509 28,073 $413 18,269 Payments Sites Up 139% y/y 1,669 3,552 3,989 102 18% y/y 11% y/y

12 Free Cash Flow Q2 2022 Q2 2021 Cash provided by operating activities $80 $155 Less: Total capital expenditures ($94) ($79) Plus: Restricted cash settlement activity $9 $6 Plus: Pension contributions $5 $5 Plus: Acquisition related items $— $55 Free Cash Flow $— $142 $ in millions FREE CASH FLOW, NET DEBT & EBITDA Net Debt & EBITDA Q2 2022 Q1 2022 Debt $5,605 $5,599 Cash ($398) ($412) Net Debt $5,207 $5,187 Adjusted EBITDA LTM $1,315 $1,257 Net Debt / Adjusted EBITDA 4.0x 4.1x

13 LOOKING FORWARD Continued transformation to a software-led as-a-service company Drive operational excellence Leverage software and payments platform to increase share of wallet Continue board-led strategic review process to unlock shareholder value

14 SUPPLEMENTARY MATERIALS

15 Q2 2022 Q2 2021 % Change Revenue $1,997 $1,677 19% Gross Margin 471 456 3% Gross Margin Rate 23.6% 27.2% Operating Expenses 368 372 (1)% % of Revenue 18.4% 22.2% Operating Income 103 84 23% % of Revenue 5.2% 5.0% Interest and other expense, net (66) (62) 6% Income Tax Expense (Benefit) — 31 Effective Income Tax Rate —% 140.9% Net Income (Loss) from Continuing Operations (attributable to NCR) $35 $(9) 489% Diluted EPS from Continuing Operations $0.22 $(0.10) 320% $ in millions, except per share amounts Q2 2022 GAAP RESULTS

16 Q2 2022 Q2 2021 % Change as Reported % Change Adjusted Constant Currency Revenue (non-GAAP) $1,991 $1,677 19% 22% Gross Margin (non-GAAP) 511 472 8% 12% Gross Margin Rate (non-GAAP) 25.7% 28.1% Operating Expenses (non-GAAP) 313 299 5% 6% % of Revenue 15.7% 17.8% Operating Income (non-GAAP) 198 173 14% 23% % of Revenue 9.9% 10.3% Interest and other expense (non-GAAP) (61) (49) 24% 24% Income Tax Expense (non-GAAP) 29 33 (12)% (12)% Effective Income Tax Rate (non-GAAP) 21.2% 26.6% Net Income (Loss) From Continuing Operations (attributable to NCR) (non- GAAP) $106 $91 16% 34% Diluted EPS (non-GAAP) $0.71 $0.62 15% 29% $ in millions, except per share amounts Q2 2022 OPERATIONAL RESULTS

17 While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Non-GAAP Diluted Earnings Per Share (EPS), Gross Margin (non-GAAP), Gross Margin Rate (non-GAAP), Operating Expenses (non-GAAP), Operating Income (non-GAAP), Operating Margin Rate (non-GAAP), Other (Expense) (non-GAAP), Income Tax Expense (non-GAAP), Effective Income Tax Rate (non-GAAP), and Net Income from Continuing Operations Attributable to NCR (non-GAAP). NCR’s non-GAAP diluted EPS, gross margin (non-GAAP), gross margin rate (non-GAAP), operating expenses (non-GAAP), operating income (non-GAAP), operating margin rate (non-GAAP), other (expense) (non-GAAP), income tax expense (non-GAAP), effective income tax rate (non-GAAP), and net income from continuing operations attributable to NCR (non-GAAP) are determined by excluding, as applicable, pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits, as well as other special items, including amortization of acquisition related intangibles and transformation and restructuring activities, from NCR’s GAAP earnings per share, gross margin, gross margin rate, expenses, income from operations, operating margin rate, other (expense), income tax expense, effective income tax rate and net income from continuing operations attributable to NCR, respectively. Due to the non-operational nature of these pension and other special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Free Cash Flow. NCR defines free cash flow as net cash provided by (used in) operating activities less capital expenditures for property, plant and equipment, less additions to capitalized software, plus/minus restricted cash settlement activity, plus acquisition related items, less the impact from the initial sale of Trade accounts receivables under the agreement entered into during the 3rd quarter of 2021, and plus pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures, which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow does not have uniform definitions under GAAP and, therefore, NCR's definitions may differ from other companies' definitions of these measures. Constant currency. NCR presents certain financial measures, such as period-over-period revenue growth, on a constant currency basis, which excludes the effects of foreign currency translation by translating prior period results at current period monthly average exchange rates. Due to the overall variability of foreign exchange rates from period to period, NCR's management uses constant currency measures to evaluate period-over-period operating performance on a more consistent and comparable basis. NCR's management believes that presentation of financial measures without these results is more representative of the Company's period-over-period operating performance, and provides additional insight into historical and/or future performance, which may be helpful for investors. NON-GAAP MEASURES

18 Net Debt and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA). NCR determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt. NCR believes that Net Debt provides useful information to investors because NCR’s management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor NCR’s Net Debt as part of their assessments of NCR’s business. NCR determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations attributable to NCR plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus stock-based compensation expense; plus other income (expense); plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles and restructuring charges, among others. NCR uses Adjusted EBITDA to manage and measure the performance of its business segments. NCR also uses Adjusted EBITDA to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes that Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR believes that its ratio of Net Debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. In addition, the Net Debt to Adjusted EBITDA ratio is measures frequently used by investors and credit rating agencies. The Net Debt to Adjusted EBITDA ratio is calculated by dividing Net Debt by trailing twelve-month Adjusted EBITDA. Special Item Related to Russia The war in Eastern Europe and related sanctions imposed on Russia and related actors by the United States and other jurisdictions required us to commence the orderly wind down of our operations in Russia beginning in the first quarter of 2022. As of June 30, 2022, we have substantially ceased operations in Russia and are in process of dissolving our only subsidiary in Russia. As a result, for the three months ending June 30, 2022, our non-GAAP presentation of the measures described above exclude the immaterial impact of our operating results in Russia, as well as the impact of impairments taken to write down the carrying value of assets and liabilities, severance charges, and the assessment of collectability on revenue recognition. We consider this to be a non-recurring special item and management has reviewed the results of its business segments excluding these impacts. We have not adjusted the presentation of the prior year period due to the immaterial impact of Russia to revenue and income from continuing operations for the three months ended June 30, 2021. NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non-GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com. NON-GAAP MEASURES

19 Q2 2022 Q1 2022 Q2 2021 Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ 35 $ (33) $ (9) Transformation & Restructuring Costs 49 27 7 Acquisition-Related Amortization of Intangibles 45 41 23 Acquisition-Related Costs 3 5 56 Interest Expense 67 63 61 Interest Income (2) (1) (1) Depreciation and Amortization 104 103 76 Income Taxes — 13 31 Stock Compensation Expense 35 34 37 Russia 3 19 — Adjusted EBITDA (non-GAAP) $ 339 $ 271 $ 281 GAAP TO NON-GAAP RECONCILIATION $ in millions

20 Q2 2022 LTM Q1 2022 LTM Q2 2021 LTM Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ 78 $ 34 $ (73) Pension Mark-to-Market Adjustments (118) (118) 34 Transformation & Restructuring Costs 127 85 236 Acquisition-Related Amortization of Intangibles 175 153 83 Acquisition-Related Costs 23 76 77 Loss on Debt Extinguishment 42 42 20 Interest Expense 262 256 217 Interest Income (7) (6) (10) Depreciation and Amortization 418 390 290 Income Taxes 151 182 28 Stock Compensation Expense 142 144 144 Russia 22 19 — Adjusted EBITDA (non-GAAP) $ 1,315 $ 1,257 $ 1,046 GAAP TO NON-GAAP RECONCILIATION $ in millions

21 Q2 2022 Q1 2022 Q2 2021 Payments & Network $ 97 $ 98 $ 19 Digital Banking 56 56 55 Self-Service Banking 142 112 140 Retail 104 67 121 Hospitality 46 41 39 Corporate and Other (98) (97) (89) Eliminations (8) (6) (4) Adjusted EBITDA $ 339 $ 271 $ 281 ADJUSTED EBITDA BY SEGMENT $ in millions

GAAP TO NON-GAAP RECONCILIATION

Q2 2022

$ in millions, except per share amounts

	Q2 QTD 2022 GAAP	Transformation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Russia	Q2 QTD 2022 non-GAAP
Product revenue	**$614**	$—	$—	$—	$(5)	**$609**
Service revenue	**1,383**	—	—	—	(1)	**1,382**
Total revenue	**1,997**	**—**	**—**	—	(6)	**1,991**
Cost of products	**544**	(5)	(2)	—	(2)	**535**
Cost of services	**982**	(11)	(25)	(1)	—	**945**
Gross margin	**471**	**16**	**27**	1	**(4)**	**511**
Gross margin rate	***23.6%***	*0.8%*	*1.4%*	*0.1%*	*(0.2)%*	***25.7%***
Selling, general and administrative expenses	**309**	(25)	(18)	(2)	(2)	**262**
Research and development expenses	**59**	(8)	—	—	—	**51**
Total operating expenses	**368**	(33)	(18)	(2)	(2)	**313**
Total operating expense as a % of revenue	*18.4%*	*(1.6)%*	*(0.9)%*	*(0.1)%*	*(0.1)%*	***15.7%***
Income from operations	**103**	**49**	**45**	**3**	**(2)**	**198**
Income from operations as a % of revenue	*5.2%*	*2.4%*	*2.2%*	*0.2%*	*(0.1)%*	***9.9%***
Interest and Other (expense) income, net	**(66)**	—	—	—	5	**(61)**
Income from continuing operations before income taxes	**37**	49	45	3	3	**137**
Income tax (benefit) expense	**—**	11	14	1	3	**29**
Effective income tax rate	***—%***					***21.2%***
Income from continuing operations	**37**	38	31	2	—	**108**
Net income (loss) attributable to noncontrolling interests	2	—	—	—	—	**2**
Income from continuing operations (attributable to NCR)	**$35**	**$38**	**$31**	**$2**	**$—**	**$106**
Diluted earnings per share	**$0.22**	**$0.25**	**$0.21**	**$0.01**	**$—**	**$0.71**
Diluted shares outstanding	**140.8**					**150.0**

22

23 Q2 QTD 2022 GAAP Q2 QTD 2022 non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $35 $106 Dividends on convertible preferred shares $(4) $— Income from continuing operations attributable to NCR common stockholders $31 $106 Weighted average outstanding shares: Weighted average diluted shares outstanding 140.8 140.8 Weighted as-if converted preferred shares — 9.2 Total shares used in diluted earnings per share 140.8 150.0 Diluted earnings per share from continuing operations (1) $0.22 $0.71 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION Q2 2022 $ in millions, except per share amounts

GAAP TO NON-GAAP RECONCILIATION

Q2 2021

$ in millions, except per share amounts

	Q2 QTD 2021 GAAP	Transformation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Tax Related Items	Q2 QTD 2021 non-GAAP
Product revenue	**$551**	$—	$—	$—	**$—**	**$551**
Service revenue	**1,126**	—	—	—	**—**	**1,126**
Total revenue	**1,677**	**—**	**—**	**—**	**—**	**1,677**
Cost of products	**453**	—	(2)	—	**—**	**451**
Cost of services	**768**	(7)	(7)	—	**—**	**754**
Gross margin	**456**	**7**	9	—	**—**	**472**
Gross margin rate	***27.2%***	*0.4%*	*0.5%*	*—%*	***—%***	***28.1%***
Selling, general and administrative expenses	**303**	(1)	(14)	(59)	**—**	**229**
Research and development expenses	**69**	1	—	—	**—**	**70**
Total expenses	**372**	—	(14)	(59)	**—**	**299**
Total expense as a % of revenue	***22.2%***	*—%*	*(0.8)%*	*(3.5)%*	***—%***	***17.8%***
Income from operations	**84**	**7**	**23**	**59**	**—**	**173**
Income from operations as a % of revenue	**5.0%**	0.4%	1.4%	3.5%	**—%**	**10.3%**
Interest and Other (expense) income, net	**(62)**	—	—	13	**—**	**(49)**
Income from continuing operations before income taxes	**22**	7	23	72	**—**	**124**
Income tax expense	**31**	1	5	16	**(20)**	**33**
Effective income tax rate	***140.9%***					***26.6%***
Income from continuing operations	**(9)**	6	18	56	**20**	**91**
Net income attributable to noncontrolling interests	**—**	—	—	—	**—**	**—**
Income from continuing operations (attributable to NCR)	**$(9)**	**$6**	**$18**	**$56**	**$20**	**$91**
Diluted (loss) earnings per share	**$(0.10)**	**$0.04**	**$0.12**	**$0.38**	**$0.14**	**$0.62**
Diluted shares outstanding	**131.0**					**146.2**

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25 Q2 QTD 2021 GAAP Q2 QTD 2021 non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $(9) $91 Dividends on convertible preferred shares (4) — Income from continuing operations attributable to NCR common stockholders $(13) $91 Weighted average outstanding shares: Weighted average diluted shares outstanding 131.0 137.0 Weighted as-if converted preferred shares — 9.2 Total shares used in diluted earnings per share 131.0 146.2 Diluted earnings per share from continuing operations (1) $(0.10) $0.62 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION Q2 2021 $ in millions, except per share amounts

26 Q2 2022 Q1 2022 Q2 2021 Cash provided by operating activities $80 $38 $155 Less: Total capital expenditures $(94) $(80) $(79) Plus: Pension contributions $5 $4 $5 Plus: Restricted Cash Settlement Activity $9 $28 $6 Plus: Acquisition Related Items $— $— $55 Free Cash Flow $— $(10) $142 $ in millions GAAP TO NON-GAAP RECONCILIATION

27 Q2 2022 Operational Results % Change as Reported Favorable (Unfavorable) FX Impact % Change Adjusted Constant Currency Revenue (non-GAAP) 19% (3)% 22% Gross Margin (non-GAAP) 8% (4)% 12% Operating Expenses (non-GAAP) 5% (1)% 6% Operating Income (non-GAAP) 14% (9)% 23% Interest and other expense (non-GAAP) 24% —% 24% Income Tax Expense (non-GAAP) (12)% —% (12)% Net Income (Loss) From Continuing Operations (attributable to NCR) (non-GAAP) 16% (18)% 34% Diluted EPS (non-GAAP) 15% (14)% 29% Recurring Revenue 31% (4)% 35% Adjusted EBITDA 21% (5)% 26% $ in millions, except per share amounts GAAP TO NON-GAAP RECONCILIATION

28 THANK YOU